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                                                                  Exhibit 10(j)

                BANK OF AMERICA CORPORATION DIRECTORS' STOCK PLAN
               (as amended and restated effective January 1, 2002)

1.   PURPOSE:

     The purpose of the Plan is to enable the Corporation to attract and retain persons of exceptional ability to serve as directors and to further align the interests of directors and stockholders in enhancing the value of the Common Stock. The Plan was originally established effective April 24, 1996 and approved by the Corporation's stockholders to provide for (i) the payment of shares of Common Stock to certain of the directors in connection with the partial termination of the NationsBank Corporation and Designated Subsidiaries Directors' Retirement Plan and (ii) the payment in Common Stock of a portion of the Annual Retainer Fee payable to each Nonemployee Director. The Plan is being amended and restated hereby effective as of January 1, 2002 to add provisions regarding the annual award of Stock Options to Nonemployee Directors and to otherwise meet current needs. The Plan shall continue in effect unless and until terminated by the Board in accordance with Section 10 below.

2.   DEFINITIONS:

     For purposes of the Plan, the following terms shall have the following meanings:

     "Annual Retainer Fee" means the annual retainer fee payable to a
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Nonemployee Director under the Corporation's compensation policies for directors in effect from time to time.

     "Board" means the Board of Directors of the Corporation.
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     "Change in Control" means "Change in Control" as defined under the Bank
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of America Corporation Key Employee Stock Plan, as the same may be amended from time to time.

     "Common Stock" means the common stock of the Corporation.
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     "Corporation" means Bank of America Corporation, a Delaware
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corporation, and its successors and assigns.

     "Deferral Plan" means the Bank of America Corporation Director Deferral
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Plan, as the same may be amended from time to time.

     "Effective Date" means the original effective date of the Plan, April
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24, 1996.

     "Fair Market Value" of a share of Common Stock on any date means the
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closing price of a share as reflected in the report of composite trading of New
York Stock Exchange listed securities for that day (or, if no shares were publicly traded on that day, the immediately preceding day that shares were so traded) published in The Wall Street Journal [Eastern Edition]
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or in any other publication selected by the Board; provided, however, that if
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the shares of Common Stock are misquoted or omitted by the selected publication(s), the Board shall directly solicit the information from officials of the stock exchanges or from other informed independent market sources. If shares of Common Stock shall not have been publicly traded for more than ten
(10) days immediately preceding such date, then the Fair Market Value of a share shall be determined by the Board in such manner as it shall deem appropriate.

     "Immediate Family Member" with respect to a Nonemployee Director, means
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(a)  the Nonemployee Director's spouse and lineal descendants (limited to the
Nonemployee Director's children, stepchildren, sons-in-law, daughters-in-law and grandchildren, including adoptive relationships), (b) a trust for the benefit of such family members or (c) a partnership, limited liability company or similar entity in which such family members are the sole owners.

     "Nonemployee Director" means an individual who is a member of the
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Board, but who is not an employee of the Corporation or any of its subsidiaries.

     "Payment Date" of an Annual Retainer Fee for a calendar year means the
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date of the annual meeting of the stockholders of the Corporation during such calendar year.

     "Plan" means the Bank of America Corporation Directors' Stock Plan as
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set forth herein, as the same may be amended from time to time.

     "Stock Option" means an option to purchase shares of Common Stock
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granted to a Nonemployee Director under Section 6 herein.

3.   ADMINISTRATION:

     The Board shall be responsible for administering the Plan. The Board shall have all of the powers necessary to enable it to properly carry out its duties under the Plan. Not in limitation of the foregoing, the Board shall have the power to construe and interpret the Plan and to determine all questions that shall arise thereunder. The Board shall have such other and further specified duties, powers, authority and discretion as are elsewhere in the Plan either expressly or by necessary implication conferred upon it. The Board may appoint such agents as it may deem necessary for the effective performance of its duties, and may delegate to such agents such powers and duties as the Board may deem expedient or appropriate that are not inconsistent with the intent of the Plan. The decision of the Board upon all matters within its scope of authority shall be final and conclusive on all persons, except to the extent otherwise provided by law.

4.   SHARES AVAILABLE:

     The maximum number of shares of Common Stock that may delivered under the Plan shall equal 600,000 (after giving effect to the two-for-one stock split of the shares effective February 27, 1997). Such shares shall be subject to adjustment or substitution pursuant to Section 7 herein. If any Stock Option awarded hereunder is canceled, lapses or is forfeited in accordance with the provisions of Section 6 herein, then any shares of Common Stock with respect to such Stock Option shall again be available for delivery under the Plan. In addition, if

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the exercise price of any Stock Option is satisfied by tendering previously owned shares of Common Stock pursuant to Section 6 herein, only the net of the number of shares to be delivered as a result of the exercise of the Stock Option and of those shares tendered will be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Plan. Shares delivered under the Plan may be original issue shares, treasury stock or shares purchased in the open market or otherwise, all as determined by the Chief Financial Officer of the Corporation (or the Chief Financial Officer's designee) from time to time.

5.   SHARES FOR ANNUAL RETAINER FEE:

     Any Annual Retainer Fee payable to a Nonemployee Director on or after the Effective Date shall be payable sixty percent (60%) in cash and forty percent (40%) in shares of Common Stock. The total number of shares of Common Stock to be issued under this Section to a Nonemployee Director with respect to an Annual Retainer Fee shall be determined by dividing the amount of such Annual Retainer Fee payable in shares of Common Stock by the Fair Market Value of the Common Stock on the applicable Payment Date. In no event shall the Corporation be obligated to issue fractional shares under this Section, but instead shall pay any such fractional share in cash based on the Fair Market Value of the Common Stock on the Payment Date. Certificates for the shares of Common Stock payable under this Section shall be delivered as soon as practicable after the relevant Payment Date; provided, however, that if a Nonemployee Director has
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elected to defer an Annual Retainer Fee pursuant to the Deferral Plan, the shares of Common Stock otherwise issuable under this Plan in connection with such Annual Retainer Fee shall not be issued and such Nonemployee Director shall be credited with "Stock Units" to be paid in cash when and as provided for under the Deferral Plan.

6.   ANNUAL STOCK OPTION AWARDS:

     (a)     Awards at Annual Stockholders Meeting. Each Nonemployee Director
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who serves as a director of the Corporation at the close of each annual stockholders meeting of the Corporation that occurs after January 1, 2002 shall be awarded a Stock Option effective as of the date of such annual stockholders meeting subject to the following terms and conditions:

     (i) The Stock Option shall be a "nonqualified stock option" under the Internal Revenue Code.

     (ii) The number of shares of Common Stock covered by the Stock Option shall be four thousand (4,000) (subject to adjustment or substitution pursuant to Section 7 herein).

     (iii) The exercise price per share for the Stock Option shall equal the Fair Market Value of a share of Common Stock as of the date of the applicable stockholders meeting (subject to adjustment pursuant to Section 7 herein).

     (iv) The Stock Option shall have a term of ten (10) years from the date of grant. At the end of such ten (10) year term the Stock Option, to the extent not previously exercised, shall expire and be canceled.
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     (v)     Except as otherwise provided in this  subparagraph,  the Stock
             Option shall not become vested and exercisable until the first anniversary of the grant date. If the Nonemployee Director ceases to serve as a Nonemployee Director before the first anniversary of the grant date due to the Nonemployee Director's death, or if there is a Change in Control prior to the first anniversary of the grant date, then the Stock Option shall become fully vested as of the date of such death or Change in Control, as applicable. If the Nonemployee Director ceases to serve as a Nonemployee Director at any time for any reason other than death before the earlier of the first anniversary of the grant date or a Change in Control, then the Stock Option shall become vested pro rata (based on the number of days between the grant date and the date of cessation of services divided by 365 days), and to the extent the Stock Option is not thereby vested it shall be forfeited and canceled as of the date of such cessation of services.

     (vi) The Stock Option, to the extent vested, shall remain exercisable until the end of the Stock Option term set forth in subparagraph (iv) above regardless of any cessation of services by the Nonemployee Director after vesting.

     (vii) The Stock Option shall be exercised by the delivery of a written notice of exercise to the Corporation, setting forth the number of shares with respect to which the Stock Option is to be exercised, accompanied by full payment for the shares.
             The exercise price due upon exercise of the Stock Option shall be payable to the Corporation in full either: (A) in cash or its equivalent, or (B) by tendering previously acquired shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total exercise price (provided that the shares which are tendered must have been held by the Nonemployee Director for at least six (6) months prior to their tender to satisfy the exercise price unless such shares had been acquired by the Nonemployee Director on the open market), or (C) by a combination of (A) and (B). As soon as practicable after receipt of a written notification of exercise and full payment, the Corporation shall deliver the shares of Common Stock to the Nonemployee Director in an appropriate amount based upon the number of shares purchased under the Stock Option. Notwithstanding the foregoing, the Nonemployee Director may also exercise the Stock Option pursuant to any other method of exercise generally available to participants under the Bank of America Corporation Key Employee Stock Plan to the extent made available under this Plan, including without limitation cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions.

     (viii) Except as otherwise provided by subparagraph (ix) below, the Stock Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and the Stock Option shall be exercisable during his or her lifetime only by the Nonemployee Director.

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     (ix)    Notwithstanding any provision herein to the contrary, the
             Nonemployee Director may transfer any vested Stock Options to Immediate Family Members pursuant to an irrevocable election by the Nonemployee Director provided that (A) the Stock Option will remain subject to all of the terms and conditions of the Plan, (B) the Stock Option may not be further assigned or transferred by the Immediate Family Member other than in connection with the Immediate Family Member's death and (C) the Nonemployee Director and the Immediate Family Member may be required to sign such certificates or affidavits and must comply with such other rules and procedures as may be required by the Corporation consistent with any nonqualified stock option transfer program as in effect from time to time under the Bank of America Corporation Key Employee Stock Plan.

     (x) To the extent that the Stock Option is exercisable following the Nonemployee Director's death, the Stock Option shall be exercisable by such person empowered to do so under the Nonemployee Director's will, or if the Nonemployee Director fails to make a testamentary disposition of the Stock Option or shall have died intestate, by the Nonemployee Director's executor or other legal representative.

     (xi) The Nonemployee Director shall have no rights as a stockholder of the Corporation with respect to the shares covered by the Stock Option except to the extent that shares are issued to the Nonemployee Director upon the due exercise of the Stock Option.

     (b)     Mid-Year Awards. Effective after the April 2002 annual
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stockholders meeting, a Nonemployee Director who first commences services as a
Nonemployee Director other than at an annual stockholders meeting shall be awarded a Stock Option in connection with such commencement of services on the same terms and conditions as set forth in paragraph (a) above except as follows:

     (i) The grant date for the Stock Option shall be the first day of the calendar month coincident with or next following the date of such commencement of services as a Nonemployee Director;

     (ii) The exercise price per share for the Stock Option shall equal the Fair Market Value of a share of Common Stock on the grant date (subject to adjustment pursuant to Section 7 herein); and

     (iii) The number of shares of Common Stock covered by the Stock Option shall be proportionately reduced based on the period from the date of commencement of services as a Nonemployee Director to the date of the next annual stockholders meeting.

7.   ADJUSTMENTS IN AUTHORIZED SHARES:

     In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such

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reorganization comes within the definition of such term in Internal Revenue
Code Section 368) or any partial or complete liquidation of the Corporation, such adjustment shall be made in the number and class of shares of Common Stock which may be delivered under the Plan and in the number and class of, and exercise price for, shares of Common Stock subject to outstanding Stock Options, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; provided,
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however, that the number of shares of Common Stock subject to any Stock Option
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shall always be a whole number.

8.   RESALES OF SHARES:

     The Corporation may impose such restrictions on the sale or other disposition of shares issued under this Plan as the Board deems necessary to comply with applicable securities laws. Certificates for shares issued under this Plan may bear such legends as the Corporation deems necessary to give notice of such restrictions.

9.   COMPLIANCE WITH LAW AND OTHER CONDITIONS:

     No shares shall be issued under this Plan prior to compliance by the Corporation, to the satisfaction of its counsel, with any applicable laws. The Corporation shall not be obligated to (but may in its discretion) take any action under applicable federal or state securities laws (including registration or qualification of the Plan or the Common Stock) necessary for compliance therewith in order to permit the issuance of shares hereunder, except for actions (other than registration or qualification) that may be taken by the Corporation without unreasonable effort or expense and without the incurrence of any material exposure to liability.

10.  AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN:

     The Board shall have the right and power at any time and from time to time to amend the Plan in whole or in part and at any time to terminate the Plan; provided, however, that an amendment to the Plan may be conditioned on the
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approval of the stockholders of the Corporation if and to the extent the Board determines that stockholder approval is necessary or appropriate. The Board shall not have the authority to cancel outstanding Stock Options and issue substitute Stock Options in replacement thereof. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Stock Option previously granted under the Plan, without the written consent of the Nonemployee Director holding such Stock Option.

11.  MISCELLANEOUS:

     The Plan shall be construed, administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable, and to the extent such laws are not applicable, by the laws of the state of Delaware. The Plan shall be binding on the Corporation and any successor in interest of the Corporation.

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